FGT3 P1 10//22

SUPPLEMENT DATED OCTOBER 6, 2022

TO THE PROSPECTUS DATED DECEMBER 1, 2021 OF

FRANKLIN INTERNATIONAL SMALL CAP FUND

(a series of Franklin Global Trust)

The Fund’s prospectus is amended as follows:

I. The third and fourth paragraphs under the “Fund Summaries – Franklin International Small Cap Fund – Principal Investment Strategies” section of the prospectus are replaced with the following:

The portfolio managers employ a quantitative screening process to identify stocks believed to be under-valued and a fundamental analysis process to highlight stocks that the portfolio managers believe will appreciate in the long term. The quantitative screening process involves analysis of a company’s financials including, but not limited to, current price-to-equity, price-to-book-value, and price-to-cash-flow ratios as compared to its historical averages, the company’s sector’s historical averages and the relevant country’s historical averages, while focusing on a company’s longer term outlook. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

II. The “Fund Details – Franklin International Small Cap Fund – Principal Investment Policies and Practices – Portfolio Selection” section of the prospectus is replaced with the following:

Portfolio Selection

The portfolio managers employ a quantitative screening process to identify stocks believed to be under-valued and a fundamental analysis process to highlight stocks that the portfolio managers believe will appreciate in the long term. The quantitative screening process involves analysis of a company’s financials including, but not limited to, current price-to-equity, price-to-book-value, and price-to-cash-flow ratios as compared to its historical averages, the company’s sector’s historical averages and the relevant country’s historical averages, while focusing on a company’s longer term outlook.

In selecting individual companies for investment, the portfolio managers look for the following:

• Companies whose securities appear to be undervalued or trading at below normal prices

• Companies that are undervalued relative to historical country, sector and intrinsic value

• Companies that are expected to perform well in the long term

The sub-advisor’s fundamental research analysts typically use their industry expertise to determine the material environmental, social and governance (“ESG”) factors facing both individual companies and industry sectors. The fundamental research analysts may also engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company generally reflects the specific industry. At times, the ESG analysis may be performed by the portfolio managers. The sub-advisor may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated.

The fundamental research analysts (or portfolio managers, as applicable) typically use an established proprietary research and engagement process to determine a company’s profile on ESG issues. This includes generating an ESG rating, through its ESG ratings system, by assessing ESG factors, both quantitatively and qualitatively. This system has four rating levels: AAA, AA, A & B, assigned to companies based on performance on key ESG issues (such as health and safety, gender diversity, climate risk, corporate governance risk and data security), including performance relative to the companies’ industry peer set.

The portfolio managers will regularly apply their analysis to securities held by the Fund and will review Fund holdings for potential sale.

For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

III. The following risks are added to the “Fund Details – Franklin International Small Cap Fund – Principal Risks” section of the prospectus:

Use of Models

Investment models may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. In addition, investment models used by the sub-advisor to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. When a model or data used in managing the Fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the Fund may realize losses.

ESG Considerations

ESG considerations are one of a number of factors that the sub-advisor examines when considering investments for the Fund’s portfolio. In light of this, the issuers in which the Fund invests may not be considered ESG-focused companies and may have lower or adverse ESG assessments. The sub-advisor may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. The sub-advisor’s assessment of an issuer’s ESG factors is subjective and may differ from that of investors, third-party service providers (e.g., ratings providers) and other Funds. As a result, securities selected by the sub-advisor may not reflect the beliefs and values of any particular investor. The sub-advisor also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third-party research providers, the timeliness, completeness and accuracy of which is out of the sub-advisor’s control. ESG factors are often not uniformly measured or defined, which could impact the sub-advisor’s ability to assess an issuer. While the sub-advisor views ESG considerations as having the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.

Please keep this supplement with your prospectus for future reference.

FGT3 SA1 10/22

SUPPLEMENT DATED OCTOBER 6, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 1, 2021 OF

FRANKLIN INTERNATIONAL SMALL CAP FUND

(a series of Franklin Global Trust)

The Fund’s statement of additional information (SAI) is amended as follows:

I. The following is added to the end of the “Goals, Strategies and Risks – Additional Strategies – International Small Cap Fund” section of the SAI:

For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

II. The fifth paragraph under the “Management and Other Services – Investment manager and services provided” section of the SAI is replaced with the following:

Effective on June 1, 2021, the International Small Cap Fund’s sub-advisor is ClearBridge Investments, LLC. Prior to June 1, 2021, the International Small Cap Fund’s sub-advisor was Franklin Templeton Institutional, LLC. Advisers has delegated the day-to-day management of the Fund to the sub-advisor pursuant to a sub-advisory agreement with Advisers. The sub-advisor’s activities are subject to the board’s review and control, as well as the investment manager’s instruction and supervision.

III. The sixth paragraph under the “Management and Other Services – Management fees” section of the SAI is replaced with the following:

Effective June 1, 2021, the International Small Cap Fund’s investment manager pays the sub-advisor an annual fee which equals 96% of the “net investment advisory fee” paid by the Fund to the investment manager. The “net investment advisory fee” is defined to be an amount equal to the total investment management fee payable to the investment manager, minus (i) any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any fees payable by the investment manager to Franklin Templeton Services, LLC for fund administrative services. Prior to June 1, 2021, the International Small Cap Fund’s investment manager paid the sub-advisor an annual fee which equalled 0.5625% of the Fund’s average daily net assets. The investment manager pays this fee from the management fees it receives from the Fund. For the last three fiscal years ended July 31, the investment manager paid the following sub-advisor fees:

Sub-Advisor Fees Paid ($)
2021	480,083
2020	2,017,705
2019	5,913,040

IV. The following is added immediately before the section “Management and Other Services – Portfolio managers – Ownership of Fund shares” section of the SAI:

ClearBridge Investments, LLC

Potential conflicts of interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers. The sub-advisor has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the sub-advisor and the individuals that each employs. For example, the sub-advisor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The sub-advisor has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts.

There is no guarantee, however, that the policies and procedures adopted by the sub-advisor will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of limited time and attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of investment opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. The sub-advisor has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of differing strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of broker/dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the sub-advisor has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the sub-advisor) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.

The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Portfolio Manager Compensation Structure

The sub-advisor’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. The sub-advisor’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Incentive Award

• ClearBridge Investments, LLC’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into the sub-advisor’s managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new product and one-third can be elected to track the performance of one or more of the sub-advisor’s managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed products. For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of sub-advisor’s managed funds, while one-third tracks the performance of the new product composite. The sub-advisor then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in the shares subject to vesting requirements.

• Franklin Resources Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by the sub-advisor’s senior management when determining discretionary compensation for portfolio managers. These include but are not limited to:

• Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the Fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

• Appropriate risk positioning that is consistent with the sub-advisor’s investment philosophy and the Investment Committee/CIO approach to generation of alpha.

• Overall firm profitability and performance.

• Amount and nature of assets managed by the portfolio manager.

• Contributions for asset retention, gathering and client satisfaction.

• Contribution to mentoring, coaching and/or supervising.

• Contribution and communication of investment ideas in the sub-advisor’s Investment Committee meetings and on a day to day basis.

• Market compensation survey research by independent third parties.

V. The following is added immediately after the “Portfolio transactions” heading in the SAI:

International Small Cap Fund

Portfolio Transactions

Pursuant to the sub-advisory agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the sub-advisor is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the sub-advisor. The sub-advisor is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the sub-advisor. Investment decisions for the Fund and for the sub-advisor’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the sub-advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price.

Brokerage and Research Services

The general policy of the sub-advisor in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the sub-advisor also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the sub-advisor or its affiliates exercise investment discretion. The sub-advisor is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the sub-advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the sub-advisor in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-advisor and its affiliates have with respect to accounts over which they exercise investment discretion. The sub-advisor may also have arrangements with brokers pursuant to which such brokers provide research services to the sub-advisor in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the sub-advisor does not believe that the receipt of such brokerage and research services significantly reduces its expenses as sub-advisor. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the sub-advisor is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the sub-advisor may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the sub-advisor by brokers that effect securities transactions for the Fund may be used by the sub-advisor in servicing other investment companies and accounts which the sub-advisor manages. Similarly, research services furnished to the sub-advisor by brokers that effect securities transactions for other investment companies and accounts which the sub-advisor manages may be used by the sub-advisor in servicing the Fund. Not all of these research services are used by the sub-advisor in managing any particular account, including the Fund.

International Growth Fund

Please keep this supplement with your SAI for future reference.

SUMMARY PROSPECTUS

FRANKLIN INTERNATIONAL SMALL CAP FUND

Franklin Global Trust
December 1, 2021 as amended October 6, 2022

Class A	Class C	Class R	Class R6	Advisor Class
FINAX	FCSMX	FISDX	FCAPX	FKSCX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated December 1, 2021, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Franklin International Small Cap Fund

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 52 in the Fund's Prospectus and under “Buying and Selling Shares” on page 43 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investment of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees[1]	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees[1,2]	0.25%	1.00%	0.50%	None	None
Other expenses	0.58%	0.58%	0.58%	0.55%	0.58%
Total annual Fund operating expenses[1,2]	1.63%	2.38%	1.88%	1.35%	1.38%
Fee waiver and/or expense reimbursement[1,2,3,4]	-0.33%	-0.33%	-0.33%	-0.43%	-0.33%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2,3,4]	1.30%	2.05%	1.55%	0.92%	1.05%

1. Management fees of the Fund have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on May 1, 2021. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. Class A and C distribution and service (12b-1) fees have been restated to reflect the maximum rate approved by the board of trustees. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different 12b-1 fee rate paid in the Fund’s most recent fiscal year.

3. The fee waiver and/or expense reimbursement above has been updated to reflect that the investment manager has contractually agreed to waive or assume certain expenses so that operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 1.05% until November 30, 2022. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).

4. The transfer agent has been updated to reflect that the investment manager has contractually agreed to limit its fees on Class R6 shares to 0.03% until November 30, 2022. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$675	$1,005	$1,358	$2,350
Class C	$308	$711	$1,241	$2,691
Class R	$158	$559	$986	$2,174
Class R6	$94	$385	$698	$1,586
Advisor Class	$107	$404	$724	$1,629
If you do not sell your shares:
Class C	$208	$711	$1,241	$2,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114.68% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies. Smaller international companies are companies with market capitalizations not exceeding (i) $5 billion or the equivalent in local currencies or (ii) the highest market capitalization in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase. The equity securities in which the Fund primarily invests are common stock.

The Fund may invest a portion of its assets in emerging markets securities and may, from time to time, have significant investments in a particular sector or country, such as industrials.

The portfolio managers employ a quantitative screening process to identify stocks believed to be under-valued and a fundamental analysis process to highlight stocks that the portfolio managers believe will appreciate in the long term. The quantitative screening process involves analysis of a company’s financials including, but not limited to, current price-to-equity, price-to-book-value, and price-to-cash-flow ratios as compared to its historical averages, the company’s sector’s historical averages and the relevant country’s historical averages, while focusing on a company’s longer term outlook. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency. The risks of foreign investments may be greater in developing or emerging market countries.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Emerging Markets The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Small and Mid Capitalization Companies   Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industrials Companies The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Advisor Class shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800)DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Advisor Class Annual Total Returns

Best Quarter:	2020, Q4	22.10%
Worst Quarter:	2020, Q1	-36.63%

As of September 30, 2021, the Fund’s year-to-date return was 12.34%.

Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2020

	1 Year	5 Years	10 Years	Since Inception
Franklin International Small Cap Fund - Advisor Class
Return before taxes	-10.55%	0.79%	4.17%	—
Return after taxes on distributions	-10.55%	-0.80%	2.79%	—
Return after taxes on distributions and sale of Fund shares	-6.25%	0.32%	3.14%	—
Franklin International Small Cap Fund - Class A	-15.80%	-0.61%	3.31%	—
Franklin International Small Cap Fund - Class C	-12.42%	-0.24%	3.13%	—
Franklin International Small Cap Fund - Class R	-11.08%	0.28%	3.64%	—
Franklin International Small Cap Fund - Class R6	-10.53%	0.93%	—	2.88%	[1]
MSCI EAFE Small Cap Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	12.34%	9.39%	7.85%	—

1.	Since inception May 1, 2013.

The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

Historical performance for Class A, Class C and Class R shares prior to their inception is based on the performance of Advisor Class shares. Class A, Class C and Class R performance has been adjusted to reflect differences in sales charges and 12b-1 expenses between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Advisor Class and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisor

ClearBridge Investments, LLC (ClearBridge)

Portfolio Managers

Sean M. Bogda, CFA

Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Paul D. Ehrlichman

Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Safa R. Muhtaseb, CFA

Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Grace Su

Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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